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                                                                  EXHIBIT (23)-2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to inclusion in this Registration Statement on Form S-1 of our report dated September 16, 1994, on our audits of the financial statements of Harmony Holdings, Inc. We also consent to the reference to our firm under the caption "Experts."


COOPERS & LYBRAND, LLP

Sherman Oaks, California

May 23, 1996